UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2015

CAPITOL ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35898	27-4749725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

509 7th Street, N.W., Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

(202) 654-7060

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, CAPITOL ACQUISITION CORP. II (“CAPITOL”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH LINDBLAD EXPEDITIONS, INC. (“LINDBLAD”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAPITOL INTENDS TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS OF CAPITOL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, CAPITOL’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH CAPITOL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAPITOL’S FINAL PROSPECTUS, DATED MAY 10, 2013, AND CAPITOL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 (WHEN AVAILABLE), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE CAPITOL OFFICERS AND DIRECTORS AND THEIR INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF CAPITOL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CAPITOL ACQUISITION CORP. II, 509 7th STREET, N.W., WASHINGTON, D.C 20004. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

LINDBLAD’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND/OR WERE PREPARED BY LINDBLAD AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN CAPITOL’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED TRANSACTION. CAPITOL AND LINDBLAD BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF LINDBLAD TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CAPITOL or LINDBLAD, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements”. LINDBLAD’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CAPITOL’s and LINDBLAD’s expectations with respect to future performance, anticipated financial impacts of the PROPOSED TRANSACTION; approval of the PROPOSED transaction by security holders; the satisfaction of the closing conditions to the PROPOSED transaction; and the timing of the completion of the PROPOSED transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which LINDBLAD is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the PROPOSED TRANSACTION doES not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors WILL BE contained in CAPITOL’s filings with the SEC. All subsequent written and oral forward-looking statements concerning CAPITOL and LINDBLAD, the PROPOSED transaction or other matters and attributable to CAPITOL and LINDBLAD or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither CAPITOL nor LINDBLAD undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, EXCEPT AS REQUIRED BY APPLICABLE LAW.

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Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2015, Capitol Acquisition Corp. II., a Delaware corporation (“Capitol”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Capitol, Argo Expeditions, LLC, a Delaware limited liability company and wholly-owned subsidiary of Capitol (“LLC Sub”), Argo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LLC Sub (“Merger Sub”), and Lindblad Expeditions, Inc., a New York corporation (“Lindblad”).

Pursuant to the Merger Agreement, Merger Sub will be merged with and into Lindblad to form an interim corporation (“Interim Corporation”), and such Interim Corporation shall immediately thereafter be merged with and into LLC Sub to form the surviving company as a wholly-owned subsidiary of Capitol. In connection with the transaction, the stockholders of Lindblad will receive merger consideration having an aggregate value of approximately $330,000,000, comprised of approximately $90,000,000 in cash and approximately 24,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), of Capitol, including options to purchase Common Stock.

Lindblad is an expedition travel company that works in partnership with National Geographic to inspire people to explore and care about the planet. The organizations work in tandem to produce innovative marine expedition programs and to promote conservation and sustainable tourism around the world. The partnership’s educationally oriented voyages allow guests to interact with leading scientists, naturalists and researchers while discovering stunning natural environments, above and below the sea, through state-of-the-art exploration tools.

The proposed transaction is expected to be consummated by May 15, 2015, after the required approval by the stockholders of Capitol and the fulfillment of certain other conditions.

The following summaries of the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the Merger Aggreement and agreements entered into in connection therewith. The Merger Agreement is attached as an exhibit hereto and incorporated herein by reference.

Representations and Warranties

The Merger Agreement contains representations and warranties of of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, , (d) licenses and permits, (e) taxes, (f) financial statements, (g) real and personal property, (h) material contracts, (i) title to assets(j) absence of changes, (k) employee matters, (l) compliance with laws, (m) litigation and (n) regulatory matters.

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Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of the business prior to consummation of the transaction and efforts to satisfy conditions to consummation of the transactions.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Lindblad to use its reasonable best efforts to obtain by April 20, 2015 a debt commitment letter (“Debt Commitment Letter”) for not less than an aggregate of $80,000,000 on customary terms reasonably acceptable to Lindblad and Capitol and consummate by May 1, 2015 a debt financing of no less than $112,000,000 (“Debt Facility”) on customary terms reasonably acceptable to Lindblad and Capitol; whereby such proceeds to be used, among other things, to satisfy all current indebtedness of Lindblad.

Conditions to Closing

General Conditions

Consummation of the proposed transaction is conditioned on the Capitol stockholders approving such transaction and Capitol having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing.

In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (i) no in force any order, statute, rule or regulation enjoining or prohibiting the consummation of the transactions and (ii) all necessary permits, approvals, clearances, and consents of or filings with any governmental authorities shall have been obtained or made, as applicable, and the completion of necessary proceedings.

Capitol’s Conditions to Closing

The obligations of Capitol, LLC Sub and Merger Sub to consummate the transactions contemplated by the Merger Agreement are also conditioned upon, among other things:

●	there being no material adverse change affecting Lindblad;

●	the receipt of certain third party consents; and

●	Lindblad entering into the Debt Facility.

Lindblad’s Conditions to Closing

The obligations of Lindblad to consummate the transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

●	Capitol executing the Registration Rights Agreement (defined below); and

●	the amendment and restatement of Capitol’s certificate of incorporation in an agreed form.

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Waivers

If permitted under applicable law, either Capitol or Lindblad may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to Capitol’s current amended and restated certificate of incorporation, Capitol cannot consummate the proposed transaction if it has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

(i)	by mutual written consent of Capitol and Lindblad;

(ii)	by either Capitol or Lindblad if the transactions are not consummated on or before May 15, 2015 (or June 29, 2015 if a later date is approved by the stockholders of Capitol);

(iii)	by either Capitol or Lindblad if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv)	by either Capitol or Lindblad if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

(v)	by either Capitol or Lindblad if, at the Capitol stockholder meeting, the transaction shall fail to be approved by holders of Capitol’s outstanding shares;

(vi)	by Lindblad within two business days of April 20, 2015 if, despite its reasonable best efforts, Lindblad is unable to obtain the Debt Commitment Letter; or

(vii)	by Lindblad within two business days of May 1, 2015 if it is unable to consummate the Debt Financing.

Registration Rights

Lindblad’s stockholders will be granted certain rights, pursuant to a registration rights agreement (“Registration Rights Agreement”), to request registration for resale under the Securities Act of 1933, as amended, of shares of Capitol Common Stock received by them in the transactions subject to certain conditions set forth in the Registration Rights Agreement to be entered into.

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Item 7.01 Regulation FD Disclosure.

Press Release

Capitol is filing the attached press release (Exhibit 99.1 to this Form 8-K) as Regulation FD Disclosure material.

Investor Meetings

Attached as Exhibit 99.2 to this Report is the form of investor presentation to be used by Capitol in presentations to certain of its stockholders and other persons interested in purchasing Capitol Common Stock.

The information under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of March 9, 2015, by and among Capitol Acquisition Corp. II, Argo Expeditions, LLC, Argo Merger Sub, Inc. and Lindblad Expeditions, Inc. *
99.1	Press release dated March 10, 2015.
99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Capitol agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2015

CAPITOL ACQUISITION CORP. II

By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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